Exhibit 10.1

Pilgrim’s Pride Corporation

First Amendment To Amended and Restated Post-Petition Credit Agreement

This First Amendment to Amended and Restated Post-Petition Credit Agreement (herein, the “Amendment”) is entered into as of February 26, 2009, among Pilgrim’s Pride Corporation, a Delaware corporation (the “Borrower”), as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the direct and indirect Domestic Subsidiaries of the Borrower party to this Amendment and To-Ricos, Ltd., a Bermuda company (“To-Ricos”) and To-Ricos Distribution, Ltd., a Bermuda company (“To-Ricos Distribution”), as Guarantors, each as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch,  as DIP Agent for the Lenders.

Preliminary Statements

        A.  The Borrower, the Guarantors from time to time parties thereto, the Lenders and the DIP Agent are parties to that certain Amended and Restated Post-Petition Credit Agreement dated as of December 31, 2008 (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        B.  The Borrower and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in this Amendment.

        Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments To Credit Agreement.

        Upon satisfaction of all of the conditions precedent specified in Section 2 hereof the Credit Agreement shall be amended as follows:

        Section 1.1.  The definition of “EBITDAR” in Section 5.1 of the Credit Agreement shall be amended by the insertion of a new clause (g) immediately following the existing clause (f), as follows:

“, and (g) Closure Costs in an aggregate amount not to exceed $35,000,000 ,”

        Section 1.2.  Section 5.1 of the Credit Agreement shall be amended by adding the following definition thereto in alphabetical order:

“Closure Costs” means, with respect to the Douglas, Georgia complex, the El Dorado, Arkansas complex and the Farmerville, Louisiana complex, any costs consisting of lease termination costs, severance costs, facility shutdown costs and other related restructuring expenses, costs and charges relating to or associated with the closure of such complexes.

        Section 1.3.  Schedule I attached to the form of Compliance Certificate attached to the Credit Agreement  as Exhibit  F shall be replaced by Schedule I attached to this Amendment.

Section 2. Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        Section 2.1.  The Borrower, the Guarantors and the Required Lenders shall have executed and delivered this Amendment .

        Section 2.2.  Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date.

        Section 2.3.  The Borrower shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

        Section 2.4.  The Bankruptcy Court shall have entered an order authorizing the execution and delivery of this Amendment.

Section 3. Representations And Warranties.

        Section 3.1.The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

        (a)each of the representations and warranties set forth in Section 6 of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date; and

        (b)the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default has occurred and is continuing thereunder.

Section 4. Miscellaneous.

        Section 4.1.  Except as specifically amended herein the Credit Agreement shall continue in full force and effect.  Reference to this specific Amendment need not be made in any note, documents, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        Section 4.2.  As an additional inducement to and in consideration of the Lenders’ acceptance of this Amendment each of the Guarantors hereby acknowledges the execution of the foregoing Amendment by the Borrower and agrees that this acknowledgement is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgement or consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in the Guaranty.  Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower and the Guarantors to the Lenders under the Credit Agreement as amended by this Amendment.  Each Guarantor further acknowledges and agrees that the Guaranty shall be and remain in full force and effect.

        Section 4.3.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature pages to follow]

This First Amendment to Amended and Restated Post-Petition Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Pilgrim’s Pride Corporation, as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

“Guarantors”

PFS Distribution Company, as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

PPC Transportation Company, as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

Pilgrim’s Pride Corporation of West Virginia, Inc., as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

PPC Marketing, Ltd., as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

To-Ricos, Ltd., as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

To-Ricos Distribution, Ltd., as debtor and debtor-in-possession

By: /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer, Secretary andTreasurer

“DIP Agent, Swing Line Lender and L/C Issuer”

Bank of Montreal, as a Lender, Swing Line Lender, L/C Issuer and as DIP Agent

By: /s/ Barry W. Stratton
Name: Barry W. Stratton
Title: Senior Vice President

“Lenders”

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch

By: /s/ Richard J. Beard
Its: Executive Director

By: Rebecca Morrow
Its: Executive Director

U.S. Bank National Association

By: /s/ Dale L. Welke
Its: Vice President

Wells Fargo Bank National Association

By
Its

ING Capital LLC

By: /s/ Bill Redmond
Its: Managing Director

By
Its

CALYON New York Branch

By: /s/ Mark Koneval
Its: Managing Director

By: Alan Sidrane
Its: Managing Director

Natixis New York Branch

By: /s/ Stephen A. Jendras
Its: Managing Director

By: /s/ Alisa Trani
Its: Associate Director

SunTrust Bank

By: Janet R. Naifeh
Its: Senior Vice President

First National Bank of Omaha

By
Its

Schedule I
to Compliance Certificate

Pilgrim’s Pride Corporation, as debtor and debtor-in-possession

Compliance Calculations
for Amended and Restated Post-Petition Credit Agreement dated as of December 31, 2008, as amended

Calculations as of _____________, _______

A.Capital Expenditures (Section 8.22(a))
1.Period-to-date Capital Expenditures	$	___________
2.Maximum permitted amount		$150,000,000
3.The Borrower is in compliance (circle yes or no)		yes/no
B.Minimum EBITDAR (Section 8.22(b))
1.Net Income for past 3 fiscal months	$	___________
2.Interest Expense for past 3 fiscal months	$	___________
3.Income taxes for past 3 fiscal months	$	___________
4.Depreciation and Amortization Expense for past 3 fiscal months	$	___________
5.Asset impairment charges and restructuring costs consisting of professional fees and expenses for past 3 fiscal months	$	___________
6.Losses realized upon asset sales for past 3 fiscal months	$	___________
7.Write-downs of goodwill or other intangibles for past 3 fiscal months	$	___________
8.Closure Costs with respect to the Douglas, Georgia, El Dorado, Arkansas and Farmerville, Louisiana complexes for past 3 fiscal months	$	___________
9.Gains realized upon asset sales for past 3 fiscal months	$	___________
10.Sum of lines B1 through B8 minus Line B9 (EBITDAR)	$	___________
11.Minimum required amount	$	___________
12.The Borrower is in compliance (circle yes or no)		yes/no